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                                                                   EXHIBIT 10.90



                             MODIFICATION AGREEMENT

    This Modification Agreement (the "Agreement") is entered into this 10TH day of FEBRUARY, 1998 and is effective as of NOVEMBER 1, 1997 by and between American BioMed, Inc. ("ABI") and Cathlab Corporation and Aberlyn Capital Management Limited Partnership ("Aberlyn").

    Reference is made to that certain Patent Assignment and License Agreement NO. 0001P dated DECEMBER 31, 1992, as modified, and Patent Schedule NO. 002 dated JUNE 1, 1996 (the "Contract") by and between American BioMed, Inc. and Cathlab Corporation (the "Licensee") and Aberlyn Capital Management Limited Partnership or its' assignee (the "Company")

    For good and valuable consideration, receipt of which is hereby acknowledged, the Contract, and all documents executed in connection therewith, are hereby modified as follows:

1.  Patent Schedule NO. 002 to the Patent Assignment and License Agreement:

    A.  The Base Royalty section under Schedule B is hereby modified as follows:

FROM:                              TO:

Royalty Payment   Royalty Payment  Royalty Payment  Royalty Payment
---------------   ---------------  ---------------  ---------------
    Nos.              Amount            Nos.             Amount
    ----              ------            ----             ------
    1-5             $   8,388.00        1-5         $   8,388.00
    6               $  27,961.00        6           $  27,961.00
    7-11            $   8,388.00        7-11        $   8,388.00
    12              $  27,961.00        12          $  27,961.00
    13-17           $   8,388.00        13-17       $   8,388.00
    18              $  69,903.00        *18         $   8,388.00
    19-23           $  13,981.00        19          $  13,981.00
    24              $ 120,233.00        20-24       $   2,796.00
                                        25-28       $   8,388.00
                                        29          $ 215,100.00

                                    * Commencing on November 1, 1997

    B.  The Term is modified to Twenty-Nine (29) months.

    C.  The Last Base Royalty Payment Date is modified to October 1, 1998.

    D.  The Purchase Option Date is modified to November 1, 1998.

The Licensee agrees that, except as in the above-specified instance(s), all other terms and provisions of the Contract shall remain in full force and effect.





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     IN WITNESS WHEREOF, Licensee and Company have caused this Agreement to be executed as of the day and year written below.

Licensee:                               Company:

AMERICAN BIOMED, INC.                   ABERLYN CAPITAL MANAGEMENT
                                        LIMITED PARTNERSHIP
                                        BY ITS:   GENERAL PARTNER
                                        ABERLYN CAPITAL MANAGEMENT COMPANY, INC.

By:  /s/ STEVEN B. RASH                 By:  /s/ DIANA M. SPANO
   --------------------------------        ------------------------------------

Name:    Steven B. Rash                 Name:    Diana M. Spano
      -----------------------------           ---------------------------------

Title:   President & CEO                Title:   VP & COO
      -----------------------------           ---------------------------------

Date:    February 10, 1998              Date:    February 10, 1998
      -----------------------------           ---------------------------------


CATHLAB CORPORATION

By:  /s/ STEVEN B. RASH
   --------------------------------

Name:    Steven B. Rash
      -----------------------------

Title:   President & CEO
      -----------------------------

Date:    February 10, 1998
      -----------------------------





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